Anfield Universal Fixed Income ETF AFIF	Anfield Universal Fixed Income Fund Class A AFLEX Class C AFLKX Class I AFLIX
Anfield U.S. Equity Sector Rotation ETF AESR

each, a series of Two Roads Shared Trust

(each a “Fund” and together, the “Funds”)

Supplement dated June 26, 2026
to the Prospectus and Statement of Additional Information of each Fund

This Supplement provides new and additional information beyond that contained in each Fund’s Prospectus and Statement of Additional Information and should be read in conjunction with such documents. This Supplement supersedes any information to the contrary in the Prospectus and Statement of Additional Information.

As previously disclosed, Regents Park Funds, LLC (the investment adviser to Anfield U.S. Equity Sector Rotation ETF and Anfield Universal Fixed Income ETF) and Anfield Capital Management, LLC (the investment adviser to the Anfield Universal Fixed Income Fund and investment sub-adviser to the Anfield U.S. Equity Sector Rotation ETF and Anfield Universal Fixed Income ETF), together with Anfield Group, LLC and certain other related persons, entered into an asset purchase agreement with Horizon Investments, LLC (“Horizon”). Pursuant to the asset purchase agreement, Horizon will, subject to the satisfaction of certain closing conditions, acquire certain assets of Regents Park and Anfield that relate to, or are used or held for use in connection with, the management and operation of the Funds and other funds advised or sub-advised by Regents Park and/or Anfield (the “Transaction”). In connection with the Transaction, on January 20, 2026, the Board of Trustees (the “Board”) of the Two Roads Shared Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Fund will reorganize into a corresponding newly created series (each an “Acquiring Fund”) of Horizon Funds, a Delaware statutory trust (each a “Reorganization” and collectively, the “Reorganizations”). Pursuant to the Plan, each Fund will transfer all of its assets and all of its liabilities to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and the pro rata distribution of all the Acquiring Fund shares to the shareholders of the Fund, in complete liquidation and termination of the Fund. Horizon will serve as the investment adviser to each Acquiring Fund following the Reorganization. With respect to Anfield U.S. Equity Sector Rotation ETF, Exchange Traded Concepts, LLC will serve as a trading sub-adviser.

At a special meeting of shareholders of the Funds initially held on April 30, 2026 and further adjourned including most recently to June 26, 2026, the Funds’ shareholders of record as of the close of business on March 6, 2026, voted to approve the Reorganizations. The Reorganization with respect to Anfield U.S. Equity Sector Rotation ETF and the Reorganization with respect to Anfield Universal Fixed Income ETF are expected to close after close of business on June 26, 2026 and the Reorganization with respect to Anfield Universal Fixed Income Fund is expected to close by the end of the third quarter of 2026.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY NOR AN OFFER OF ANY SECURITIES. ADDITIONAL INFORMATION REGARDING THE REORGANIZATIONS WAS PROVIDED TO SHAREHOLDERS IN THE PROXY STATEMENT/PROSPECTUS ON FORM N-14 WITH RESPECT TO THE REORGANIZATIONS FILED ON MARCH 13, 2026. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Each Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting regentsparkfunds.com/our-funds or anfieldfunds.com/our-funds or by calling 1-866-866-4848.

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